UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 26, 2006

PLATINUM ENERGY RESOURCES, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51553 (Commission File Number)	14-1928384 (IRS Employer Identification No.)

3 Paragon Drive
Montvale, New Jersey 07645
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (845) 323-0434

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment to the Current Report on Form 8-K filed by Platinum Energy Resources, Inc., a Delaware corporation (“Platinum Energy”), with respect to the event reported for January 26, 2006 (the “Original Form 8-K”), namely Platinum Energy’s entry into an agreement and plan of merger (the “Merger Agreement”) with Tandem Energy Holdings, Inc., a Nevada corporation, is filed solely for the purpose of providing a copy of the Merger Agreement, filed as an exhibit to such Original Form 8-K, which includes the exhibits and schedules appended to such Merger Agreement which were not provided with the Original Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits

2.1	Agreement and Plan of Merger dated as of January 26, 2006, among Platinum Energy Resources, Inc., Tandem Energy Holdings Inc. and PER Acquisition Corp. including all exhibits and schedules.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATINUM ENERGY RESOURCES, INC.

Dated: July 28, 2006	/s/ Barry Kostiner
Barry Kostiner
Chief Executive Officer